Exhibit 10.1

EXECUTION VERSION

ELEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

THISELEVENTHAMENDMENTTOCREDITAGREEMENTANDCONSENT

AGREEMENT (this “Agreement”) dated as of March 20, 2020 (the “Eleventh Amendment Effective Date”) is entered into among VENUS CONCEPT CANADA CORP., an Ontario corporation (“Venus Canada”), VENUS CONCEPT USA INC., a Delaware corporation (“Venus USA” and together with Venus Canada, each a “Borrower” and collectively, the “Borrowers”), VENUS CONCEPT LTD., an Israeli corporation (the “Parent”), VENUS CONCEPT INC., a Delaware corporation (the “Super Parent”), the Lenders party hereto and MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Parent, the Super Parent, the other Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 11, 2016 (as amended by that certain First Amendment to Credit Agreement and Investment Documents dated as of May 25, 2017, that certain Second Amendment to Credit Agreement and Consent Agreement dated as of February 15, 2018, that certain Third Amendment to Credit Agreement and Waiver dated as of August 14, 2018, that certain Fourth Amendment to Credit Agreement dated as of January 11, 2019, that certain Fifth Amendment to Credit Agreement dated as of March 15, 2019, that certain Sixth Amendment to Credit Agreement and Consent dated as of April 25, 2019, that certain Seventh Amendment to Credit Agreement, Consent and Waiver dated as of June 25, 2019, that certain Omnibus Amendment and Waiver dated as of July 26, 2019, that certain Ninth Amendment to Credit Agreement dated as of August 14, 2019, that certain Tenth Amendment to Credit Agreement, Consent and Joinder Agreement dated as of November 7, 2019 and as further amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties intend to cause the Super Parent to become a borrower under the Permitted Senior Revolving Credit Documents (the “Permitted Senior Revolving Credit Documents Amendment”) and have requested that the Credit Agreement be amended in connection therewith; and

WHEREAS, the Lenders are willing to amend the Credit Agreement and provide their consent to the consummation of the Permitted Senior Revolving Credit Documents Amendment, in each case, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments.Effective as of the Eleventh Amendment Effective Date, the Credit Agreement shall be amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms appearing therein in their entirety to read as follows:

“Liquidity” means, as of any date, an amount equal to the sum of (a) Unrestricted Cash of the Loan Parties held in accounts for which the Administrative Agent has received a Qualifying Control Agreement as of such date plus (b) Unrestricted Cash of the Loan Parties not held in accounts for which the Administrative Agent has received a Qualifying Control Agreement as of such date plus (c) the aggregate amount available to be drawn by the Borrowers and/or the Super Parent under the Permitted Senior Revolving Credit Indebtedness as of such date.

“Permitted Senior Revolving Credit Documents” means each agreement, instrument and document entered into by the Super Parent or any Subsidiary in connection with the Permitted Senior Revolving Credit Indebtedness, in each case in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, modified, extended, restated, replaced or supplemented from time to time subject to the terms and provisions of the intercreditor agreement entered into by the Administrative Agent in connection therewith.

“Permitted Senior Revolving Credit Indebtedness” means senior secured Indebtedness of one or more of the Borrowers and/or the Super Parent incurred under the Permitted Senior Revolving Credit Documents which satisfies the following requirements:

(a)the Borrowers shall have delivered to the Administrative Agent and the Lenders the material Permitted Senior Revolving Credit Documents prior to incurrence of the Permitted Senior Revolving Credit Indebtedness, certified by a Responsible Officer of each Borrower, (b) the Administrative Agent shall have approved the financial institution providing the Permitted Senior Revolving Credit Indebtedness (the “Permitted Senior Revolving Credit Lender”) and (c) no Subsidiary that is not a Loan Party shall Guarantee, or provide a Lien with respect to, such Indebtedness.

(b)	Section 8.03(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g) Permitted Senior Revolving Credit Indebtedness in an aggregate principal amount not to exceed the lesser of (i) $10,000,000 and (ii) the sum of (A) eighty-five percent (85%) of eligible accounts of the Loan Parties (as determined by the Permitted Senior Revolving Credit Documents), on a consolidated basis, and the proceeds thereof plus (B) fifty percent (50%) of the eligible inventory of the Loan Parties (as determined by the Permitted Senior Revolving Credit Documents), on a consolidated basis, and the proceeds thereof, at any one time outstanding pursuant to a revolving credit facility; provided, that, (x) no Default or Event of Default shall have occurred and be continuing both immediately before and immediately after giving effect to the execution and delivery of the Permitted Senior Revolving Credit Documents and (y) prior to the incurrence of such Indebtedness, (i) the Administrative Agent, the Loan Parties and the Permitted Senior Revolving Credit Lender shall have entered into an intercreditor agreement reasonably satisfactory to the Administrative Agent (as amended from time to time, the “Intercreditor Agreement”) pursuant to which (A) the Permitted Senior Revolving Credit Lender shall be granted a first priority security interest only in the accounts and inventory of the Borrowers and the Super Parent and proceeds thereof (collectively, the “Permitted Senior Revolving Credit Priority Collateral”), (B) the Administrative Agent, on behalf of the Secured Parties, shall be granted a second priority security interest in the Permitted Senior Revolving Credit Priority Collateral, (C) the Administrative Agent, on behalf of the Secured Parties, shall maintain its first priority security interest in all other assets of the Loan Parties (other than Excluded Property) and (D) the Permitted Senior Revolving Credit Lender may be granted a perfected security interest in any other property of the Loan Parties, provided that the Permitted Senior Revolving Credit Lender’s liens and security interests in such property (other than the Permitted Senior Revolving Credit Priority Collateral) shall be subordinate to the liens and security interests of the Administrative Agent in manner satisfactory to the Administrative Agent and (ii) the Administrative Agent and the Loan Parties shall have entered into amendments, in each case in form and substance reasonably satisfactory to the Administrative Agent, to this Agreement and such other Loan Documents as required to, among other things, include in the Loan Documents such additional representations, warranties, covenants and defaults as are included in the Permitted Senior Revolving Credit Documents (but not included in the Loan Documents at such time);

2.

Consent. Subject to the other terms and conditions of this Agreement, the Lenders and the Administrative Agent hereby consent to the consummation of the Permitted Senior Revolving Credit Documents Amendment by the Loan Parties. The above consent shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of any duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Investment Documents or under applicable Law.

3.	Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)	receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Loan Parties, the Lenders and the Administrative Agent;

(b)

receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, attaching a true, correct and complete copy of the Permitted Senior Revolving Credit Documents Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(c)

receipt by the Administrative Agent of an amendment to the Intercreditor Agreement, in form and substance reasonably satisfactory to the Administrative Agent and duly executed by the Permitted Senior Revolving Credit Lender, the Loan Parties and the Administrative Agent; and

(d)

receipt by the applicable party of all accrued fees and reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and expenses of counsel for the Administrative Agent).

4.

Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party, (b) that it is responsible for the observance and full performance of all of the Obligations, including without limitation, the repayment of the Loans and (c) that the Credit Agreement and the other Investment Documents shall remain in full force and effect according to their terms, except as expressly modified or waived by this Agreement. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Law or any of the obligations of the Loan Parties thereunder.

5.	Miscellaneous.

(a)	This Agreement is a Loan Document.

(b)	The Loan Parties hereby represent and warrant as follows:

(i)	Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)

This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)

No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement except as have been made or obtained.

(c)

The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)

Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)	If any provision of this Agreement is held to be illegal, invalid or unenforceable,

(i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:VENUS CONCEPT CANADA CORP.,

an Ontario corporation

By: /s/ Domenic Serafino

Name: Domenic Serafino

Title: Chief Executive Officer

VENUS CONCEPT USA INC.,

a Delaware corporation

By: /s/ Domenic Serafino

Name: Domenic Serafino

Title: President

PARENT:VENUS CONCEPT LTD.,

an Israeli corporation

By: /s/ Domenic Serafino

Name: Domenic Serafino

Title: Director

SUPER PARENT:VENUS CONCEPT INC.,

a Delaware corporation

By: /s/ Domenic Serafino

Name: Domenic Serafino

Title: Chief Executive Officer

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC. ELEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

ADMINISTRATIVE

AGENT:MADRYN HEALTH PARTNERS, LP,

a Delaware limited partnership

By:MADRYN HEALTH ADVISORS, LP,

its General Partner

By:MADRYN HEALTH ADVISORS GP, LLC,

its General Partner

      By: /s/ Avinash Amin

      Name: Avinash Amin

      Title: Member

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC. ELEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT

LENDERS:MADRYN HEALTH PARTNERS, LP,

a Delaware limited partnership

By:MADRYN HEALTH ADVISO RS, LP,

its General Partner

By:MADRYN HEALTH ADVISORS GP, LLC,its General Partner

By: /s/ Avinash Amin

Name: Avinash Amin

Title: Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP

By:MADRYN HEALTH ADVISORS, LP,

its General Partner

By:MADRYN HEALTH ADVISORS GP, LLC, its General Partner

    By: /s/ Avinash Amin

    Name: Avinash Amin

    Title: Member

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC. ELEVENTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT AGREEMENT